SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 33-14987-A

                        Date of Report: October 9, 2006


                     CASPIAN INTERNATIONAL OIL CORPORATION
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            (Exact name of registrant as specified in its charter)


                    Delaware                    20-5588710
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    (State of other jurisdiction of            (IRS Employer
     incorporation or organization              Identification No.)


            562 Kingwood Drive, Kingwood Texas               77339
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         (Address of principal executive offices)        (Zip Code)

                               (281) 312-4717
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              (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Principal Officer; Appointment of Principal Officer

     On October 9, 2006 Denis Fitzpatrick resigned from his position as the Registrant's Chief Financial Officer.

     On October 12, 2006, the Board of Directors appointed Askar Abusheminov, the Registrant's Finance Manager, to serve as Acting Chief Financial Officer. Mr. Abusheminov has previously been employed as Finance Manager for Apro Limited, a London-based joint venture of Samsung and the Kazakh Copper Corporation. Mr. Abusheminov holds a Master of Science in Business Administration from the San Diego State University.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2006                  CASPIAN INTERNATIONAL OIL CORPORATION

                                  By: /s/ Nurlan Janseitov
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                                  Nurlan Janseitov, Chairman